Prospectus supplement dated December 22, 2014
to the following prospectus(es):
BOA America's FUTURE Annuity II, Nationwide Destination Architect 2.0, BOA Achiever Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold (Variable Annuity Portfolio II), Wells Fargo Gold Variable Annuity, Nationwide Destination All American Gold 2.0, Nationwide Destination All American Gold NY 2.0, Nationwide Destination B, Nationwide Destination B 2.0, Nationwide Destination B NY 2.0, Nationwide Destination C, Nationwide Destination EV 2.0, Nationwide Destination EV NY 2.0, Nationwide Destination L, Nationwide Destination L 2.0, Nationwide Destination L NY 2.0, Nationwide Destination Navigator 2.0, Nationwide Destination Navigator NY 2.0, BOA America's Future Annuity, and The BB&T Future Annuity prospectus dated May 1, 2014
BOA Choice Venue Annuity II, Nationwide Income Architect Annuity, Nationwide Destination EV, Nationwide Destination Navigator, and Nationwide Destination Navigator (New York) prospectus dated May 1, 2013
Schwab Income Choice Variable Annuity prospectus dated May 1, 2012
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On October 30, 2014, the Board of Trustees of The Huntington Funds approved the termination and liquidation of the Huntington VA International Equity Fund. Effective March 5, 2015, this underlying mutual fund is no longer available to receive premium payments or transfers from any policy.
Any remaining account value allocated to this fund will be transferred to the available class of the Nationwide Variable Insurance Trust - NVIT Money Market Fund on or about March 6, 2015.
GWP-0514